UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 16, 2013

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-137174	98-0377767
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hochwachtstrasse 4 Steinhausen Switzerland	6312
(Address of principal executive offices)	(Zip Code)

(403) 680-9441
(Registrant’s telephone number, including area code)

                                N/A
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

CEC North Star Energy Ltd. (“CEC”) the joint venture partner and operator of the Manning Projects – has completed coring operations on two wells adjacent to the TAMM Oil and Gas Corporation (“TAMM”) mineral rights and has shared the initial results with TAMM.

The Board of Directors has analyzed those results and our interpretation of those results in the form of a Letter to Shareholders attached in exhibit form and on the Corporation web site.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits – Letter to Shareholders dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Dated: April 16, 2013	By:	/s/ William Tighe
William S Tighe - Chairman